UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934
Date of Report (date of earliest event reported):
February 1, 2007
ENERGYSOUTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-42057	58-2358943
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2828 Dauphin Street
Mobile, Alabama	36606
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(251) 450-4774
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Agreement and Plan of Merger
Certificate of Incorporation
Bylaws
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
     Effective February 1, 2007, EnergySouth, Inc., an Alabama corporation (“EnergySouth Alabama”) completed its reincorporation in the State of Delaware (the “Reincorporation”) by merging with and into its wholly-owned subsidiary, EnergySouth, Inc., a Delaware corporation (“EnergySouth Delaware”), pursuant to an Agreement and Plan of Merger dated January 30, 2007 (the “Merger Agreement”). The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein. The Reincorporation was approved by the shareholders of EnergySouth Alabama at the annual meeting of shareholders held on January 26, 2007.
     In the merger, each outstanding share of EnergySouth Alabama’s Common Stock (“EnergySouth Alabama Stock”) was converted into one share of Common Stock of EnergySouth Delaware (“EnergySouth Delaware Stock”). As a result, holders of EnergySouth Alabama Stock are now holders of EnergySouth Delaware Stock, and their rights as holders thereof are governed by the General Corporation Law of the State of Delaware and the Certificate of Incorporation and Bylaws of EnergySouth Delaware. For a description of the differences between the rights of holders of EnergySouth Alabama Stock and EnergySouth Delaware Stock, see “Comparison of Shareholder Rights Before and After the Reincorporation Merger” in EnergySouth Alabama’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (the “Commission”) on December 19, 2006, which description is incorporated by reference herein.
     The Reincorporation did not result in any change in the business or principal facilities of EnergySouth Alabama. Upon completion of the merger, the address of EnergySouth’s principal executive offices is 2828 Dauphin Street, Mobile, Alabama 36606. EnergySouth Alabama’s management and board of directors continue as the management and board of directors of EnergySouth Delaware. EnergySouth Delaware Stock will continue to be listed on NASDAQ under the symbol “ENSI.” Shareholders are not required to exchange their existing stock certificates, which now represent an equivalent number of shares of EnergySouth Delaware Stock.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     As noted under Item 1.01 above, effective February 1, 2007, EnergySouth Alabama completed the Reincorporation and was merged with and into EnergySouth Delaware, with EnergySouth Delaware being the surviving corporation. As a result of the Reincorporation, the Certificate of Incorporation and Bylaws of EnergySouth Delaware will govern the surviving corporation. For a description of the terms of EnergySouth Delaware’s Certificate of Incorporation and Bylaws, see “Comparison of Shareholder Rights Before and After the Reincorporation” in EnergySouth Alabama’s Definitive Proxy Statement on Schedule 14A, filed with the Commission on December 19, 2006, which description is incorporated by reference herein. Copies of EnergySouth Delaware’s Certificate of Incorporation and Bylaws upon completion of the merger are attached hereto as Exhibits 3.1 and 3.2, respectively.

Item 8.01 Other Events
     In connection with the completion of the Reincorporation and by operation of Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the EnergySouth Delaware Stock is deemed registered under Section 12(b) of the Exchange Act and EnergySouth Delaware has succeeded to EnergySouth Alabama’s attributes as the registrant with respect thereto.
     On February 1, 2007, EnergySouth issued the press release filed as Exhibit 99.1 to this Current Report on Form 8-K announcing the completion of the Reincorporation.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

2.1	Agreement and Plan of Merger between EnergySouth, Inc., an Alabama corporation, and EnergySouth, Inc., a Delaware corporation, dated January 30, 2007

3.1	Certificate of Incorporation of EnergySouth, Inc., a Delaware corporation

3.2	Bylaws of EnergySouth, Inc., a Delaware corporation

99.1	Press release announcing the completion of the Reincorporation dated February 1, 2007
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

ENERGYSOUTH, INC.
Date: February 1, 2007	By:	/s/ G. Edgar Downing, Jr.
G. Edgar Downing, Jr.
Secretary

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